                                                                   EXHIBIT 10.35


            [LOGO OF INTERNATIONAL FINANCIAL SERVICES CORPORATION]

         [LETTERHEAD OF INTERNATIONAL FINANCIAL SERVICES CORPORATION]

--------------------------------------------------------------------------------
March 25, 1997


Ms. Linda Blake
SigmaTron International, Inc.
2201 Landmeier Road
Elk Grove Village, IL  60007


Dear Ms. Blake:

Enclosed please find all the necessary documentation for Lease #97-054 based on a total equipment lease/financing of $150,000.00 between SIGMATRON INTERNATIONAL, INC. AND INTERNATIONAL FINANCIAL SERVICES CORPORATION. Each set of documents are to be executed are as follows:

1. Lease - each page of the five page lease must be signed separately; and 6-Schedule "A"'s - please sign at the red "x".

2.   2 UCC-1's - please sign at the red "X".

3.   Tax Status Certificate - please complete and sign.

4.   Invoice for advance rentals.

5.   Request for Insurance - please complete and sign at the red "x".

6.   Amortization Schedule. (To follow)

7.   Please provide us with an original Corporate Leasing Resolution.

8.   Consent to Sublease and Sublease Agreement - please have completed.

9.   Please enclose copy of cancelled check front and back for down payment.


Please return these documents immediately to the undersigned. Should you have any questions regarding the documents please feel free to contact me or Julie Kennelly.


Sincerely,

/s/ Christine Deering

Christine Deering
Documentation Manager

INTERNATIONAL FINANCIAL                                                 1113 S. MILWAUKEE AVENUE, LIBERTYVILLE, IL 60048
SERVICES CORPORATION                                                               (847) 549-0100     FAX (847) 549-0119

LESSEE: SIGMATRON INTERNATIONAL, INC.                    LEASE NO. ALWAYS REFER TO: #97-054
ADDRESS: 2201 LANDMEIER ROAD                             CONTACT: MS. LINDA BLAKE, PHONE #: 847-956-8000
         ELK GROVE VILLAGE, IL 60007                     EQUIPMENT LOCATION IF OTHER THAN ADDRESS OF LESSEE:
TYPE OF COMPANY: CORPORATION                             SMT UNLIMITED L.P.
                                                         47650 WESTINGHOUSE, FREMONT DR., CA  94539
--------------------------------------------------------------------------------------------------------------------------
                      EQUIPMENT LEASED AS LISTED ON THE ATTACHED SCHEDULE "A"
TERM:          60                            $3,088.00 per period for the first 60 periods
PERIODS ARE:   MONTHLY                       ADVANCE RENTALS, $6,176.00 payable at the signing of this lease to be applied
TOTAL # OF LEASE PAYMENTS: 60                to the last two rental payments.
EFFECTIVE DATE: SEE PARAGRAPH 25

--------------------------------------------------------------------------------------------------------------------------

                        TERMS AND CONDITIONS OF LEASE

1. LEASE. LESSOR hereby leases to LESSEE and LESSEE hereby hires and takes from LESSOR, the personal property set forth on the EQUIPMENT Schedule above and any Schedule attached hereto with all accessories incorporated therein and/or affixed thereto, hereinafter referred to as EQUIPMENT.

2. RENTALS. During and for the original term hereof LESSEE hereby agrees to pay LESSOR as and for rental of the EQUIPMENT the amounts specified above as monthly or other calendar period rental multiplied by the number of months or periods specified above. The first rental payment shall be made on the effective date as set forth above. In the event the effective date is omitted when the LEASE is executed by the LESSEE, the LESSOR is authorized to and shall insert the effective date of this LEASE which shall be the date of delivery of EQUIPMENT. Subsequent monthly or other period rental payments shall be due on the same day of subsequent months or other calendar periods as the effective date of this LEASE. All payments shall be made at the office of the LESSOR at 1113 S. Milwaukee Avenue, Libertyville, IL 60048, or as otherwise directed by the LESSOR or assignee in writing.

3. TERM. The original term of this LEASE shall commence on the date that the EQUIPMENT is delivered to LESSEE and shall terminate upon the expiration of the number of months, or other calendar periods, set forth above from said date. Said rent shall be payable monthly in advance.

4. EQUIPMENT AND LIABILITY. LESSOR, at the request of LESSEE, has ordered or shall order the EQUIPMENT described above from a supplier selected by LESSEE. LESSOR shall not be liable for specific performance of this LEASE or for damages, if , for any reason, supplier fails to accept such order or delays or fails to fill the order. LESSEE agrees to accept such EQUIPMENT and to complete the acceptance notice provided by LESSOR.

5. PLACE OF USE; INSPECTION. LESSEE shall keep the EQUIPMENT at its place of business as specified above. LESSEE covenants and agrees not to allow the use of EQUIPMENT by other than the employees of the LESSEE and covenants and agrees not to rent or sublet the EQUIPMENT or any part thereof to others for their own use. Whenever requested by LESSOR, LESSEE shall promptly advise LESSOR as to the exact location of the EQUIPMENT. LESSOR, from time to time, may enter the premises where the EQUIPMENT is located and inspect same upon 1 business day's notice and subject to LESSEE's security rules.

6. ADVANCE RENTALS. At the LESSOR'S option any advance rentals made hereunder may be applied by LESSOR to cure any default of LESSEE. LESSEE will from time to time promptly provide any additional credit or financial information that the LESSOR deems necessary to this transaction.

7. DISCLAIMER OF WARRANTY.   LESSOR not being the manufacturer or the supplier
of the EQUIPMENT, nor a dealer in similar equipment, has not made and does not make any representation warranty or covenant, express or implied, with respect to the design, condition, durability, suitability, fitness for use or merchantability of the EQUIPMENT in any respect. As between LESSOR and LESSEE, the EQUIPMENT shall be accepted and leased by LESSEE "AS IS" and "WITH ALL FAULTS". LESSEE agrees to settle all such claims directly with the supplier and will not assert any such claims or defenses against LESSOR or LESSOR'S assignee. LESSOR assigns to, authorizes and appoints LESSEE to enforce, in its own name and at its own expense, any claim, warranty, agreement or representation which may be made against the supplier, but LESSOR assumes no obligation as to the extent or enforceability thereof. LESSOR agrees to cooperate with LESSEE in the enforcement of any manufacturer warranty to the extent LESSOR'S cooperation is necessary under the terms of any such warranty. No defect or unfitness of the EQUIPMENT, loss or damage thereto or any other circumstances shall relieve LESSEE of its obligations under this LEASE which are absolute and unconditional. In no event shall LESSOR or LESSEE be liable for any consequential damages. Supplier is not an agent of LESSOR and no employee of supplier is authorized to waive, supplement or otherwise alter, any provision of this LEASE.

8. ERRORS IN ESTIMATED COST. The amount of each rent payment and the advance rental initially set forth above are based upon the estimated total cost of the EQUIPMENT (excluding taxes, transportation and any other charges) which is an estimate, and each shall be adjusted proportionally if the actual cost of the EQUIPMENT differs from said estimate. LESSEE hereby authorizes LESSOR to correct the figures set forth above when the actual cost is known. If the actual cost of the EQUIPMENT differs from the estimated cost by more than ten percent (10%)thereof, however, either party at its option may terminate this LEASE by giving written notice to the other party within fifteen (15) days after receiving notice of the actual cost or the corrected rent.

9. USE AND RETURN OF EQUIPMENT. The LESSEE shall exercise due and proper care in the use, repair and servicing of the EQUIPMENT and at all times and at its expense shall keep and maintain the leased property in good working condition, order, and repair. LESSEE may alter and upgrade the EQUIPMENT provided that such alteration or upgrade does not reduce the value or impair the capability of the EQUIPMENT. LESSEE shall have the right to remove any such alteration or upgrade before returning the EQUIPMENT to LESSOR so long as the removal does not damage the EQUIPMENT. LESSEE shall bear all costs associated with the acquisition, installation and removal of any such alteration or upgrade. Upon the expiration or termination of this LEASE, LESSEE at its sole expense shall forthwith properly pack and return the EQUIPMENT to LESSOR, or to such place designated by LESSOR within 30 miles of EQUIPMENT location, in the same condition as when received by LESSEE, reasonable wear and tear alone excepted. All replacement parts, incorporated in or affixed to the EQUIPMENT after the commencement of this LEASE shall become the property of LESSOR.

10. TITLE; LIENS; TAXES.   The Equipment is, and shall at all times be and
remain (i) the sole and exclusive property of LESSOR; and the LESSEE shall have no right, title or interest therein or thereto except as expressly set forth in this LEASE; (ii) personal property notwithstanding that the EQUIPMENT or any part thereof may now be or hereafter become, in any manner affixed or attached to or imbedded in, or permanently resting upon, real property or any building thereon. LESSEE agrees to affix nameplates or decals to the EQUIPMENT indicating LESSOR'S ownership thereof if requested and supplied by LESSOR.



THIS LEASE IS SUBJECT TO THE TERMS AND CONDITIONS PRINTED ABOVE AND ON THE FOLLOWING PAGES AND RIDERS WHICH ARE MADE PART THEREOF AND WHICH LESSEE ACKNOWLEDGES THAT IT HAS READ. IN WITNESS WHEREOF THE LESSEE HAS HEREBY EXECUTED THIS NON CANCELLABLE LEASE THIS _____DAY OF _________________ 19___

ACCEPTED _____________ 19_____                           LESSEE NAME: SIGMATRON INTERNATIONAL, INC.
                                                                      --------------------------------------------------
INTERNATIONAL FINANCIAL SERVICES CORP., Lessor               SIGNED BY: /s/ Gary R. Fairhead
                                                                       -------------------------------------------------
BY                                                       TITLE:    President and Chief Executive Officer
----------------------------------------------------            --------------------------------------------------------
TITLE                                                           (INDICATE CORPORATE OFFICE, GENERAL PARTNER, OWNER, ETC)
----------------------------------------------------
LESSEE'S ORIGINAL SIGNATURE IN INK IS REQUIRED ON        DATE:           3/27/97
                                                              ----------------------------------------------------------
LEASE PAGES 1,2,3 ,4,5 - MUST BE ORIGINAL SIGNATURES     LEASE ORIGINAL - 1

LESSEE shall keep the EQUIPMENT free and clear of levies, liens and encumbrances and shall pay all license and registration fees, assessments, filing or recording fees, documentary stamp tax, sale/use taxes, personal property taxes, gross receipt taxes, excise taxes including value added taxes and all other taxes (local, state and federal) which may now or hereafter be imposed upon the ownership, leasing, rental, sale, purchase, possession or use of the EQUIPMENT whether assessed to LESSOR or LESSEE excluding, however, all taxes on or measured by LESSOR'S net income.

     If such taxes are levied against the LESSOR, the LESSOR shall have the right, subject to the following paragraph, but not the obligation, to pay any such taxes, whether levied against the LESSOR or the LESSEE. In such event the LESSEE shall reimburse the LESSOR therefor within five (5) days after receipt of invoice and for the failure to make such reimbursement when due the LESSOR shall have all remedies provided herein with respect to the nonpayment of the rental hereunder. LESSEE shall give LESSOR immediate notice of any attachment or other judicial process, liens or encumbrances affecting the EQUIPMENT and shall indemnify and save LESSOR harmless from any loss or damage caused thereby.

     Notwithstanding the foregoing, LESSEE shall have the right, at its expense and by appropriate legal proceedings, to contest the validity, applicability or amount of any fees, assessments or taxes imposed upon the EQUIPMENT provided that LESSEE shall not cause a tax lien to be levied against the EQUIPMENT or LESSOR. LESSOR agrees to cooperate with LESSEE in any such contest and will permit LESSEE to contest the same in the name of LESSOR (if required by law) or in the name of LESSEE, all at LESSEE'S cost and expense. The non-payment of any fee, tax or assessment by LESSEE in connection with such contest shall not be deemed a default hereunder until final determination of such contest and expiration of any due date established therein.

11. FILING. LESSEE hereby authorizes LESSOR to file financing statements with respect to the EQUIPMENT or any collateral provided by LESSEE to LESSOR prior to or following LESSOR's acceptance of this LEASE, in any State of the United States in which the EQUIPMENT is located. LESSEE shall execute such supplemental instruments and financing statements if LESSOR deems such to be necessary or advisable and shall otherwise cooperate to defend the title of the LESSOR by filing or otherwise. LESSEE, upon demand, shall promptly pay to LESSOR all filing costs and fees incurred or paid by LESSOR.

12. INSURANCE. Commencing on the date risk passes to LESSOR from the supplier and continuing until LESSEE has redelivered possession of the EQUIPMENT to LESSOR, LESSEE, at its expense, shall keep the EQUIPMENT insured against all risks of loss or damage from every cause whatsoever for the greater of the total rent for the full term of this LEASE or the full undepreciated replacement value (new) of the EQUIPMENT, and shall carry public liability insurance, both personal injury and property damage, covering the EQUIPMENT and its use. All insurance shall be of a type, form, in amounts, with companies and contain terms and conditions reasonably satisfactory to LESSOR. Certificates of insurance or other evidence satisfactory to LESSOR, including the original or certified copies of the actual policies showing the existence of insurance in accordance herewith, and the terms, conditions and payments therefor shall be delivered to LESSOR upon LESSOR's request. Said insurance shall provide for loss, if any, payable to LESSOR and LESSEE as their interests may appear and shall name LESSOR as an additional insured for purposes of liability insurance. The proceeds of insurance payable as a result of loss of or damage to EQUIPMENT shall be applied, at the option of LESSEE: (a) toward the replacement, restoration or repair of EQUIPMENT which may be lost, stolen, destroyed or damaged; or (b) toward payment of the obligations of LESSEE hereunder. In the event the LESSEE elects to apply insurance proceeds to the repair or to the replacement of the damaged EQUIPMENT, this LEASE shall continue in full force and effect. In the event LESSEE elects to apply insurance proceeds to the payment of LESSEE'S obligations for rent hereunder, the LESSEE's obligations for the rent hereunder shall be reduced by the amount of such insurance proceeds, but the LESSEE shall be liable for any additional rents due. Such reduction of rents shall be allocated solely to the item or items lost, stolen, damaged or destroyed.

13. LOSS; DAMAGE. LESSEE assumes and shall bear the risk of loss and damage to the EQUIPMENT from every cause whatsoever, whether or not insured. In the event of any loss or damage to the EQUIPMENT, LESSEE, at the option of LESSEE, shall (a) place the same in good repair, condition and working order; or (b) replace the same with new EQUIPMENT; or (c) immediately pay to LESSOR the following amount: the greater of (x) the total unpaid rentals for the entire term hereof (discounted to present value at the rate of six (6) percent per annum plus any amount due LESSOR pursuant to Section 18 hereof or (y) the fair market value of the EQUIPMENT immediately prior to the loss or damage. Upon such payment, together with payment of all other sums owing on said LEASE to and including such payment date, LESSOR will transfer title to the affected EQUIPMENT to LESSEE "as is", "where is", and without warranty, express or implied but including the warranty of good and marketable title.

14. INDEMNITY. Lessee does hereby assume liability for and does agree to indemnify, protect, save and keep harmless LESSOR, and any assignee of LESSOR from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including court costs and reasonable legal expenses, of whatever kind and nature, imposed on, incurred by or asserted against LESSOR, and any assignee of LESSOR (whether or not also indemnified against by any other person) in any way relating to or arising out of this LEASE or the manufacture, purchase, ownership, delivery, lease, possession, use, operation, condition, return or other disposition of the EQUIPMENT by LESSEE, including without limitation any claim alleging latent or other defects, whether or not discoverable by LESSOR or LESSEE; any claim for patent, trademark or copyright infringement; any claim arising out of strict liability in tort; and any taxes for which LESSEE is responsible pursuant to this LEASE, but excluding any such claims arising from acts or omissions of LESSOR or its assignees.

15. DEFAULT. Any of the following events or conditions shall constitute an event of default hereunder; (a) LESSEE'S failure to pay when due any rent or other amount due hereunder within 30 days after receipt by LESSEE of notice of default: (b) LESSEE'S default in performing any other term, covenant or condition hereof if such default is not cured within 30 days after receipt by LESSEE of notice of default; (c) seizure of any EQUIPMENT under legal process;
(d) the filing by or against LESSEE of a petition for reorganization or liquidation under the Bankruptcy Code or any amendment thereto or under any other insolvency law providing for the relief of debtors; (e) the voluntary or involuntary making of an assignment of a substantial portion of its assets by LESSEE for the benefit of creditors, appointment of a receiver or trustee for LESSEE or for any of LESSEE'S asset institution by or against LESSEE of any formal or informal proceeding for dissolution, liquidation, settlement of claims against or winding up of the affairs of LESSEE, or the making by LESSEE of a transfer of all or a material portion of LESSEE's assets or inventory not in the ordinary course of business and not for equivalent consideration.

16. REMEDIES. Upon LESSEE'S default, LESSOR shall have the right to exercise any one or more of the following remedies; (a) without affecting LESSOR'S title or right to possession of the EQUIPMENT, declare due, sue for and recover all rents and other amounts then accrued or thereafter accruing for the entire lease term, discounted to present value at 8% per annum or the sum calculated per paragraph 27 below, whichever is greater, (b) require LESSEE to promptly redeliver the EQUIPMENT in the manner specified in Section 9 hereof; or (c) repossess the EQUIPMENT without notice, legal process, prior judicial hearing or liability for trespass (which rights LESSEE hereby voluntarily, intelligently and knowingly waives). Such return or repossession of EQUIPMENT shall not terminate this LEASE unless LESSOR so notifies LESSEE in writing. LESSOR, at its option may sell or re-lease the EQUIPMENT upon such terms as it reasonably determines and apply the proceeds to LESSEE's obligations hereunder, after deducting from such proceeds all costs and expenses of repossession and disposition, reasonable attorney's fees, plus any amounts due LESSOR pursuant to Section 18 hereof. LESSEE shall promptly pay any resulting deficiency, together with interest at the lesser of sixteen (16%) percent and LESSOR's reasonable attorneys' fees if legal action is required to collect such deficiency. If LESSOR is unable to repossess the EQUIPMENT for any reason, the EQUIPMENT shall be deemed a total loss and LESSEE shall pay to LESSOR the amount due pursuant to Section 13 (c). All such remedies are cumulative and may be enforced separately or concurrently and are in addition to any other rights or remedies available to LESSOR at law or in equity. The foregoing provisions of this Section 16 are subject to any mandatory requirement of applicable law then in effect.

17. ASSIGNMENT. Without the prior written consent of LESSOR, LESSEE shall not assign, transfer, pledge or hypothecate this LEASE and EQUIPMENT or any interest in this LEASE or in and to the EQUIPMENT or permit its rights under this LEASE to be subject to any lien, charge or encumbrance of any nature. Notwithstanding the foregoing, LESSEE may assign the LEASE, the EQUIPMENT and its interest in this LEASE and the EQUIPMENT to an affiliate or in connection with a sale of all or substantially all of its assets to, or consolidation with or merger of LESSEE into, any entity so long as such entity assumes the obligations of LESSEE hereunder and immediately following such event is, in the reasonable opinion of LESSOR, no less creditworthy than was LESSEE immediately prior to such event. LESSOR shall have the right to assign this LEASE or any part thereof. If LESSOR assigns the rents reserved herein or all or any of the LESSOR's other rights hereunder, or amounts equal thereto, the right of the assignee to receive the rentals as well as any other right of the assignee shall not be subject to any defense, setoff, counterclaim or recoupment which may arise out of any breach or obligation of LESSOR or by reason of any other indebtedness or liability at any time owing by LESSOR to LESSEE. All rentals due hereunder shall be payable to assignee by LESSEE in accordance with the terms hereof. On receipt of notification of such assignment, LESSEE, subject to its rights hereunder, shall become the pledgeholder of the EQUIPMENT for and on behalf of the assignee and will relinquish possession thereof only to the assignee or pursuant to its written order subject to LESSEE's rights hereunder. LESSEE, on receiving notice of any such assignment, shall make payments as may therein be directed. Following such assignments, the term "LESSOR" shall be deemed to include or refer to LESSOR'S assignee, provided that no such assignee shall be deemed to assume any obligation or duty imposed upon LESSOR hereunder and LESSEE shall look only to LESSOR for performance thereof. There shall be only one executed counterpart of this LEASE marked "Original" and all other counterparts shall be marked "Duplicate". To the extent that LEASE constitutes chattel paper (as defined in the Uniform Commercial Code) no security interest in this lease may be created through the transfer or possession of any counterpart other than the original.

18. DEPRECIATION AND INVESTMENT TAX CREDIT INDEMNITY. (THIS SECTION DOES NOT APPLY IF LESSOR HAS AGREED IN WRITING TO PASS THE INVESTMENT TAX CREDIT (ITC) TO LESSEE.) If, as to any EQUIPMENT, under any circumstances and for any reason whatsoever, except through the fault of the LESSOR, LESSOR shall lose or shall not have the right to claim, or there shall be disallowed or recaptured (collectively a "loss") (1) any portion of the maximum ITC, allowable under the Internal Revenue Code of 1954, as amended, for new property with a useful life equivalent to the lease term for such EQUIPMENT; or (2) any prortion of the claimed depreciation deductions for such EQUIPMENT, based on the cost thereof, LESSEE agrees to pay LESSOR upon demand an amount which, in the reasonable opinion of LESSOR, will cause LESSOR's after tax net yield in respect of such equipment to equal the net yield that LESSOR would have received if LESSOR had not suffered such loss.

TERMS AND CONDITIONS OF LEASE #97-054 CONTINUED     LESSEE'S INITIALS /s/ GF
                                                                      ----------
                                                    LEASE ORIGINAL - 1

19. ENTIRE AGREEMENT; NON-WAIVER; NOTICES; SEVERABILITY. This LEASE and each rider hereto initialed by LESSEE contains the entire and only understanding between LESSOR and LESSEE relating to the subject matter hereof. Any representation, promises or conditions not contained herein shall not be binding unless in writing and signed by duly authorized representatives of each party. No covenant or condition of this LEASE can be waived except by the written consent of LESSOR. Any notices required to be given hereunder shall be given in writing at the address of each party herein set forth, or to such other address as either party may substitute by written notice to the other with a copy of any such notice sent to LESSEE sent to Henry J. Underwood, Jr., Esq., Defrees & Fiske, 200 South Michigan, Suite 1100, Chicago, Illinois 60604. Whenever reference is made herein to the "LEASE," it shall be deemed to include any Schedules attached hereto identifying all items of EQUIPMENT and the applicable term and rent, and each rider hereto initialed by LESSEE, all of which constitute one indivisible lease of equipment to which all the terms and provisions hereof apply. If any provision of this LEASE is held invalid, such invalidity shall not affect any other provisions hereof.

20. GENDER; NUMBER; JOINT AND SEVERAL LIABILITY; AUTHORIZATION. Whenever the context of this LEASE requires, the masculine gender includes the feminine or neuter and the singular number includes the plural; whenever the word "LESSOR" is used herein, it shall include all assignees of LESSOR; whenever the word "herein" is used referring to this LEASE, it shall include the applicable Schedules hereto and each rider hereto initialed by LESSEE. If there is more than one LESSEE named in this LEASE, the liability of each shall be joint and several. LESSEE hereby authorizes LESSOR to insert equipment serial numbers and other identification in the equipment description, when known.

21. SURVIVAL. LESSEE'S indemnities shall survive the expiration or other termination of this LEASE.

22. CHOICE OF LAW, SERVICE OF PROCESS. This LEASE shall be binding and effective on LESSOR only when signed by an officer of LESSOR at its home office in Libertyville, Illinois, and except for local filing requirements, shall be governed by Illinois law and shall be deemed to have been made in Libertyville, Illinois. LESSEE does hereby submit to the jurisdiction of any courts (federal, state or local) having situs within the State of Illinois with respect to any dispute, claim or suit arising out of or relating to this LEASE or LESSEE'S obligations hereunder.

23. QUIET ENJOYMENT. LESSOR represents and warrants to LESSEE that LESSOR has good title to the EQUIPMENT with the full and unencumbered right to lease the same to LESSEE. LESSOR covenants with LESSEE that so long as LESSEE is not in default under this Lease, neither LESSOR nor any third party shall interfere with LESSEE'S right to quiet possession and enjoyment of the EQUIPMENT. LESSOR shall protect and defend LESSEE'S right to the quiet possession and enjoyment of the EQUIPMENT against all claims and liens of LESSOR'S creditors. Upon expiration of the term of this LEASE and exercise by LESSEE of its purchase option, LESSOR shall transfer title to the EQUIPMENT to LESSEE pursuant to a bill of sale providing for LESSOR'S warranty of good and marketable title to the EQUIMENT but excluding any warranties relating to the physical condition of the EQUIPMENT, including but not limited to the warranties of merchantability or fitness for a particular purpose.

24.  PURCHASE OPTION.   LESSEE shall have the option, exercisable upon notice to
Lessor, to purchase all of the EQUIPMENT for one dollar ($1.00) effective upon the expiration of the original term of this LEASE.

25. EFFECTIVE DATE OF LEASE. The effective date of this LEASE for purposes of commencing LESSEE'S obligation to pay monthly rent shall occur upon LESSEE'S acceptance of the EQUIPMENT.

26.  EARLY TERMINATION OPTION.    After acceptance of the EQUIPMENT in
accordance with this LEASE, LESSEE shall have the right to terminate its obligations under this LEASE at any time upon 30 days prior notice to LESSOR and payment of the balance as set forth on the amortization schedule attached hereto as Exhibit A opposite the date two months after the pre-payment is effective plus the Prepayment Penalty set forth on Exhibit A. The amortization schedule shall be adjusted as necessary if the monthly rental is adjusted under paragraph 27 hereof.

27. RENTAL ADJUSTMENT. When LESSEE accepts the EQUIPMENT, the monthly rental amount of $3,088.00 will be adjusted in proportion to any increase or decrease in five year treasury rates from March 5, 1997 until the effective date. Said monthly payment, adjusted as necessary, shall be payable in advance for 60 months commencing on the first day of the month immediately following the effective date.

     Whenever any monthly rental payment is not paid when due and continues unpaid 15 days after notice of non-payment is received by LESSEE, LESSEE agrees to pay LESSOR on demand (as a fee to offset LESSOR'S collection and administrative expenses) the greater of twenty-five dollars ($25.00) or three and one-half percent (3 1/2%) of the overdue amount to the extent permitted by applicable law.

TERMS AND CONDITIONS OF LEASE #97-054               LESSEE'S INITIALS /s/ GF
                                                                      ----------
                                                    LEASE ORIGINAL - 1

INTERNATIONAL FINANCIAL                                                 1113 S. MILWAUKEE AVENUE, LIBERTYVILLE, IL 60048
SERVICES CORPORATION                                                               (847) 549-0100     FAX (847) 549-0119

LESSEE: SIGMATRON INTERNATIONAL, INC.                    LEASE NO. ALWAYS REFER TO: #97-054
ADDRESS: 2201 LANDMEIER ROAD                             CONTACT: MS. LINDA BLAKE
         ELK GROVE VILLAGE, IL 60007                     PHONE #: 847-956-8000
TYPE OF COMPANY: CORPORATION                             SMT UNLIMITED L.P.
                                                         47650 WESTINGHOUSE, FREMONT, CA  94539

--------------------------------------------------------------------------------------------------------------------------
                      EQUIPMENT LEASED AS LISTED ON THE ATTACHED SCHEDULE "A"
TERM:          60                            $3,088.00 per period for the first 60 periods
PERIODS ARE:   MONTHLY                       ADVANCE RENTALS, $6,176.00 payable at the signing of this lease to be applied
TOTAL # OF LEASE PAYMENTS: 60                to the last two rental payments.
EFFECTIVE DATE: SEE PARAGRAPH 25

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


                               ACCEPTANCE NOTICE



INTERNATIONAL FINANCIAL SERVICES CORPORATION
1113 Milwaukee Avenue
Libertyville, IL  60048




GENTLEMEN:

     All items referred to above were received by us and were and are in good order and condition and acceptable to us. The decals, labels, etc., if required and supplied have been affixed to the above items. We approve payment by you to the supplier. Lessee hereby certifies that the lessor has fully and satisfactorily performed all covenants and conditions to be performed by it under said lease agreement as of the date hereof.


                                                 Very Truly Yours,




                                                        LEASE DATED ___ DAY OF___________________________________ , 199___
VENDOR:  This acceptance must be signed
by lessee and returned to us before your                LESSEE NAME:  SIGMATRON INTERNATIONAL, INC.
invoice can be paid.                                                ------------------------------------------------------

                                                        SIGNED BY: /s/ Gary R. Fairhead
                                                                  --------------------------------------------------------

                                                        TITLE: President and Chief Executive Officer
                                                              ------------------------------------------------------------
LESSEE'S ORIGINAL SIGNATURE IN INK IS REQUIRED ON               (INDICATE CORPORATE OFFICE, GENERAL PARTNER, OWNER, ETC)
LEASE PAGES 1,2,3,4,5 - MUST BE ORIGINAL SIGNATURES
                                                        DATE:     3/27/97
                                                             -------------------------------------------------------------

                             ACCEPTANCE NOTICE - 3

INTERNATIONAL FINANCIAL                                                 1113 S. MILWAUKEE AVENUE, LIBERTYVILLE, IL 60048
SERVICES CORPORATION                                                               (847) 549-0100     FAX (847) 549-0119

LESSEE: SIGMATRON INTERNATIONAL, INC.                    LEASE NO. ALWAYS REFER TO: #97-054
ADDRESS: 2201 LANDMEIER ROAD                             CONTACT: MS. LINDA BLAKE
         ELK GROVE VILLAGE, IL 60007                     PHONE #: 847-956-8000
TYPE OF COMPANY: CORPORATION                             EQUIPMENT LOCATION IF OTHER THAN ADDRESS OF LESSEE:
                                                         SMT UNLIMITED L.P.
                                                         47650 WESTINGHOUSE, FREMONT, CA  94539

--------------------------------------------------------------------------------------------------------------------------
                      EQUIPMENT LEASED AS LISTED ON THE ATTACHED SCHEDULE "A"
TERM:          60                            $3,088.00 per period for the first 60 periods
PERIODS ARE:   MONTHLY                       ADVANCE RENTALS, $6,176.00 payable at the signing of this lease to be applied
TOTAL # OF LEASE PAYMENTS: 60                to the last two rental payments.
EFFECTIVE DATE: SEE PARAGRAPH 25

--------------------------------------------------------------------------------------------------------------------------


                      EQUIPMENT DISCLAIMER AND AGREEMENT



INTERNATIONAL FINANCIAL SERVICES CORPORATION
1113 Milwaukee Avenue
Libertyville, IL  60048


GENTLEMEN:

This will advise that LESSEE is aware of its obligations with reference to the above lease and that LESSEE agrees in its name to enforce all warranties, agreements, or representations, if any, which may be made by the supplier to LESSEE. LESSEE agrees that INTERNATIONAL FINANCIAL SERVICES CORPORATION makes no expressed or implied warranties as to any matter whatsoever, including, without limitation the condition of the equipment, its merchantability or its fitness for any particular purpose except as set forth in the LEASE. No defect or unfitness of equipment shall release LESSEE of the obligation to pay rental payments or of any other obligations under this lease agreement.

                                                 Very Truly Yours,




                                                        LEASE DATED ___ DAY OF___________________________ , 199__

                                                        LESSEE NAME:  SIGMATRON INTERNATIONAL, INC.
                                                                    ---------------------------------------------
                                                        SIGNED BY:  /s/ Gary R. Fairhead
                                                                  -----------------------------------------------
                                                        TITLE:  President and Chief Executive Officer
                                                              ---------------------------------------------------
LESSEE'S ORIGINAL SIGNATURE IN INK IS REQUIRED ON             (INDICATE CORPORATE OFFICE, GENERAL PARTNER, OWNER, ETC)
LEASE PAGES 1,2,3,4,5 - MUST BE ORIGINAL SIGNATURES
                                                        DATE:    3/27/97
                                                             ----------------------------------------------------


                    EQUIPMENT DISCLAIMER AND AGREEMENT - 4

INTERNATIONAL FINANCIAL                                                 1113 S. MILWAUKEE AVENUE, LIBERTYVILLE, IL 60048
SERVICES CORPORATION                                                               (847) 549-0100     FAX (847) 549-0119

LESSEE: SIGMATRON INTERNATIONAL, INC.                    LEASE NO. ALWAYS REFER TO: #97-054
ADDRESS: 2201 LANDMEIER ROAD                             CONTACT: MS. LINDA BLAKE
         ELK GROVE VILLAGE, IL 60007                     PHONE #: 847-956-8000
 TYPE OF COMPANY: CORPORATION                            SMT UNLIMITED L.P.
                                                         47650 WESTINGHOUSE, FREMONT, CA  94539
--------------------------------------------------------------------------------------------------------------------------
                      EQUIPMENT LEASED AS LISTED ON THE ATTACHED SCHEDULE "A"
TERM:          60                            $3,088.00 per period for the first 60 periods
PERIODS ARE:   MONTHLY                       ADVANCE RENTALS, $6,176.00 payable at the signing of this lease to be applied
TOTAL # OF LEASE PAYMENTS: 60                to the last two rental payments.
EFFECTIVE DATE: SEE PARAGRAPH 25

--------------------------------------------------------------------------------------------------------------------------


                           LESSEE'S ACKNOWLEDGEMENT

INTERNATIONAL FINANCIAL SERVICES CORPORATION
1113 Milwaukee Avenue
Libertyville, IL  60048


GENTLEMEN:

As Lessee under the lease referred to above with International Financial Services Corporation, the undersigned hereby acknowledges the Lessor's right to assign its interest under the Lease and that Assignee does not assume any of the obligations of the Lessor thereunder, consents to any such assignment and, in consideration of the assignee having advanced funds to the Lessor to finance the equipment described in the Lease, and in consideration of Assignee's covenant with Lessee that so long as Lessee is not in default under the Lease, Lessee will quietly possess the Equipment, free of interference from third parties, agrees as follows: (a) that its obligation to pay directly to the Assignee the amounts (whether designated as rentals or otherwise) which become due from the Lessee as set forth in the Lease so assigned shall be absolutely unconditional and shall be payable in strict accordance with the Lease, and it promises so to pay the same notwithstanding any defense, set-off or counterclaim whatsoever, whether by reason of breach of the Lease, the exercise of any right or option thereunder, or otherwise, which it may or might now or hereafter have as against the Lessor (the Lessee reserving its right to have recourse directly against the Lessor on account of any such defense, set-off or counterclaim); and (b) that, subject to and without impairment of the Lessee's leasehold rights in and to the Equipment described in said Lease, Lessee holds said Equipment and the possession thereof for the Assignee to the extent of the Assignee's rights therein. There shall be only one executed counterpart of this lease marked "Original" and all other counterparts shall be marked "Duplicate." To the extent that Lease constitutes chattel paper (as defined in the Uniform Commercial Code) no security interest in this lease may be created through the transfer or possession of any counterpart other than the original.

                                                 Very Truly Yours,





                                                        LEASE DATED ___ DAY OF___________________________ , 199__

                                                        LESSEE NAME:  SIGMATRON INTERNATIONAL, INC.
                                                                    ---------------------------------------------
                                                        SIGNED BY:  /s/ Gary R. Fairhead
                                                                  -----------------------------------------------
                                                        TITLE:  President and Chief Executive Officer
                                                              ---------------------------------------------------
LESSEE'S ORIGINAL SIGNATURE IN INK IS REQUIRED ON             (INDICATE CORPORATE OFFICE, GENERAL PARTNER, OWNER, ETC)
LEASE PAGES 1,2,3,4,5 - MUST BE ORIGINAL SIGNATURES
                                                        DATE:    3/27/97
                                                             ----------------------------------------------------

                          LESSEE'S ACKNOWLEDGMENT - 5

                 INTERNATIONAL FINANCIAL SERVICES CORPORATION
              1113 S. MILWAUKEE AVENUE, LIBERTYVILLE, IL  60048


                        SCHEDULE "A" TO LEASE #97-054

            AND/OR SECURITY AGREEMENT-MORTGAGE ON GOODS & CHATTELS
               AND UNIFORM COMMERCIAL CODE #1 & #3 FILING FORM
                              DATED      3/27/97
                              -----------------




          LESSEE:  Sigmatron International, Inc.



          LESSOR:  INTERNATIONAL FINANCIAL SERVICES CORPORATION



          EQUIPMENT AS DESCRIBED BELOW:


          One (1) Stencil Printer; Including all accessories and attachments thereto.











 Including all accessories and attachments thereto and all proceeds thereof.

INTERNATIONAL FINANCIAL
SERVICES CORPORATION                SIGMATRON INTERNATIONAL, INC.

By:                                 By: /s/ Gary R. Fairhead
-----------------------                -----------------------------------------

Title:                              Title: President and Chief Executive Officer
-----------------------                   --------------------------------------

                                 SCHEDULE - 2

                                  EXHIBIT A


     RESOLVED, that this Corporation be authorized to provide for ultimate use by SMT Unlimited L.P.; Including all accessories and attachments (the "Equipment"), the cost of said Equipment to be approximately $.

     FURTHER RESOLVED, that this Corporation shall finance the acquisition of the Equipment by selling it to and leasing it from International Financial Services Corporation ("IFS") on the same or similar terms as this Corporation has leased other equipment from IFS in the past.

     FURTHER RESOLVED, that this Corporation be and it is hereby authorized to enter into a sublease of the Equipment to SMT Unlimited L.P., which sublease is to have a five-year term at a monthly rental equal to the cost of the Equipment plus the cost to this Corporation to finance the purchase of the Equipment plus 2%.

     FURTHER RESOLVED, Gary R. Fairhead, President and Chief Executive Officer of this Corporation, alone or with the Secretary or any Assistant Secretary, be and he is hereby authorized and directed to execute and deliver on behalf of this Corporation such sale, lease and financing documents, including borrowing resolutions to be certified by the Secretary or Assistant Secretary to the above described equipment lease and sublease, and such other agreements, certificates, affidavits or instruments related thereto, as he, in his sole discretion, shall deem reasonable and appropriate to carry out the transactions described herein.

         [LETTERHEAD OF INTERNATIONAL FINANCIAL SERVICES CORPORATION]

--------------------------------------------------------------------------------



                                  AFFIDAVIT




               I, Linda K. Blake hereby swear that all financial
           statements submitted to INTERNATIONAL FINANCIAL SERVICES
          CORPORATION are true and accurate and further, reflect the true financial condition of this company.






COMPANY:  SIGMATRON INTERNATIONAL, INC.


BY:      /s/ Linda K. Blake
        --------------------------
TITLE:           CFO
        --------------------------
DATE:          3/27/97
        --------------------------

                                                                  Lease # 97-054





                            REQUEST FOR INSURANCE


Gentlemen:

We expect to engage in a leasing program which makes it necessary that a Loss Payee Policy on all our outstanding all risk insurance be issued naming INTERNATIONAL FINANCIAL SERVICES CORPORATION, 1113 Milwaukee Avenue, Libertyville, IL 60048, as additional insured as its interest may appear. Please have one certificate issued with respect to each of our outstanding policies.

We would appreciate your cooperation in attending to this matter as quickly as possible.


                                    LESSEE:  SIGMATRON INTERNATIONAL, INC.
/s/ Schwartz Brothers Ins.
------------------------------

/s/ Cathy Giblin
------------------------------
Insurance Company/Agent's Name      ADDRESS: 2201 Landmeier Road
                                             Elk Grove Village
                                             IL
135 S. LaSalle St.                           60007
------------------------------
Address

Chicago,   IL           60603
------------------------------
City       State          Zip                X /s/ Linda K. Blake
                                               ------------------------
312-630-0855                                       Lessee signature
------------------------------
Phone Number

312-630-0833
------------------------------
Fax Number




EQUIPMENT LEASED AS LISTED ON THE ATTACHED SCHEDULE "A".



TOTAL EQUIPMENT COST:   $150,000.00

                            TAX STATUS CERTIFICATE

                                     FOR

                                  California

                             SALES AND USE TAXES



The undersigned Purchaser, being fully informed concerning the CALIFORNIA Sales and Use Tax Acts and their Rules and Regulations, hereby certifies that he is either legally Subject to such taxes or is entitled to Exemption from such taxes, by reason of one or more of the classifications listed below.


          Please check one:


          / /  Subject to State Sales and Use Taxes.

          /X/ Exempt, as Equipment and Parts are to be used in production and/or industrial processing. (PROVIDE STATE REGISTRATION
               NUMBER AND A copy of Tax Exempt
               Certificate).

          / / Exempt, for other reasons, specified below: (attach copy of tax exempt
              Certificate).


               ----------------------------------------

               ----------------------------------------

               ----------------------------------------


The undersigned hereby makes this Certificate a part of each order, unless otherwise specified on such order; and agrees to reimburse the seller/lessor for any deficiencies imposed by the state of CALIFORNIA for any violation of such Rules and Regulations.

This Certificate shall remain in effect for a period for which the State of CALIFORNIA shall hold the seller/lessor liable.




                                   Company Name:  SIGMATRON INTERNATIONAL, INC.



                                            Authorized signature:

                                                /s/ Linda K. Blake
                                            -----------------------------------

                                            Title:         CFO
                                                  -----------------------------

                                            Date:         3/27/97
                                                  -----------------------------

[LOGO APPEARS HERE]   ILLINOIS DEPARTMENT OF REVENUE


This certifies that the person or business shown below is registered as a reseller and is authorized to purchase tangible personal property free of the Retailers' Occupation Tax or related taxes. The tangible personal property must be purchased for resale and all sales must be made in a nontaxable manner.


This Certificate of Registration must be displayed in plain view at the registrant's place or business.



     SIGMATRON INTERNATIONAL, INC           [SEAL OF THE STATE OF ILLINOIS]
     2201 LANDMEIER RD
     ELK GROVE VILLAGE  IL   60007             /s/ Raymond T. Wagro, Jr.
                                               -------------------------
EXPIRES:  FEBRUARY 1997      2508-5931            DIRECTOR OF REVENUE

--------------------------------------------------------------------------------

         ------------------------------------------------------------
                 INTERNATIONAL FINANCIAL SERVICES CORPORATION
                     1113 S. Milwaukee Avenue, Suite 303
                           Libertyville, IL  60048
                      (847)-549-0100 FAX (847)-549-0119
         ------------------------------------------------------------



                                --------------
                                   INVOICE
                                --------------




-----------------------------------------------       ---------------
LESSEE:   Linda K. Blake
          SIGMATRON INTERNATIONAL, INC.                   LEASE #
                                                          97-054

                                                      ---------------
ADDRESS:  2201 Landmeier Road
                                                       ------------
                                                       Invoice Date
          Elk Grove Village   IL    60007                3/24/97
                                                       ------------
-----------------------------------------------

     ------------------------------------------------------------------------
          DESCRIPTION                                               AMOUNT
     ------------------------------------------------------------------------
          Advanced lease payments for Lease # 97-054
          the last two lease payments.                             $6,176.00

          Less payment received:
          Check:  913374                                           $6,176.00
                                                                   ---------







          TOTAL AMOUNT DUE AT INTERNATIONAL FINANCIAL
          SERVICES CORPORATION:                                    $    0.00
                                                                   ---------




                           PAYMENT DUE UPON RECEIPT




--------------------------------------------------------------------------------

                             CONSENT TO SUBLEASE

     INTERNATIONAL FINANCIAL SERVICES CORPORATION, ("IFS"), as Lessor under that certain Lease Agreement No. 97-054 (the "Lease"), between Lessor and SIGMATRON INTERNATIONAL, INC.("SIGMA"), as Lessee, hereby consents to the sublease by SIGMA of the property under the Lease to SMT UNLIMITED L.P. ("SMT"), as Sublessee, pursuant to the terms of that certain Sublease Agreement dated March 27, 1997 (the "Sublease"). Notwithstanding said Sublease, monthly rental payments under the Lease in the amount of Three Thousand and Eighty-Eight Dollars ($3,088.00) shall continue to be paid directly by SIGMA to IFS in accordance with the Lease.


Dated: ________________________        INTERNATIONAL FINANCIAL
                                       SERVICES CORPORATION
                                       BY:
                                          --------------------
                                       ITS: Asst. Operations Mgr.
                                           ----------------------


                                  ASSIGNMENT

For Value Received, SIGMA hereby collaterally assigns the Sublease to IFS and its assignees as additional security for SIGMA'S obligations to IFS under the Lease. Notwithstanding the foregoing, unless SIGMA is declared in default by IFS under the Lease, SIGMA shall be entitled to receive all benefits and enforce all rights under the Sublease, free of any claim by IFS or its assignees.

Acknowledged by:


SUBLESSOR:                               SUBLESSEE:
SIGMATRON INTERNATIONAL, INC.            SMT UNLIMITED L.P.

BY:  Linda K. Blake                         BY: /s/ Gary R. Fairhead
   -----------------------------------      --------------------------------

ITS:   CFO                               ITS: Chairman
   -----------------------------------      --------------------------------


INTERNATIONAL FINANCIAL SERVICES CORPORATION


BY:
   -------------------------
ITS:
    ------------------------

                        AMENDMENT "A" TO LEASE #97-054




LESSOR:   International Financial Services Corporation
          1113 S. Milwaukee Ave., #303
          Libertyville, IL   60048


LESSEE:   SIGMATRON INTERNATIONAL INC.
          2201 Landmeier Road
          Elk Grove, IL 60007



AMEND LEASE AS FOLLOWS:



TERM:60                  $3,183.00 per period for the first 60 periods:
Periods are: Monthly     followed by $0.00 per period for
Total # of Lease         for the next 0 periods, followed by $0.00
Payments:    60          per period for the next 0 periods. ADVANCE
Effective Date:          rentals, $6,366.00 payable at the signing
                         of this lease to be applied to the last
                         two lease payments.



All other terms, conditions, guaranties, additional collateral of the lease between: LESSEE and INTERNATIONAL FINANCIAL SERVICES CORPORATION remain in full force and effect.




INTERNATIONAL FINANCIAL
SERVICES CORPORATION                SIGMATRON INTERNATIONAL, INC.
-----------------------             -----------------------------
By:                                 By:
   ---------                              -------
Title:                              Title:
      ------                              -------
Date:                               Date:
     -------                             --------

FINANCING STATEMENT -- FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.
---------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER             B. FILING OFFICE ACCT. #
   (optional)                                       (optional)
---------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

INTERNATIONAL FINANCIAL SERVICES
CORPORATION
1113 S. Milwaukee Ave.
Libertyville, IL  60048
----------------------------------------------------------------------------

D. OPTIONAL DESIGNATION (if applicable):   [ ] LESSOR/LESSEE
                                           [ ] CONSIGNOR/CONSIGNEE
                                           [ ] NON-UCC FILING
----------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)

   1a.  ENTITY'S NAME
                           SMT UNLIMITED L.P.
OR -------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME      FIRST NAME     MIDDLE NAME        SUFFIX

----------------------------------------------------------------------------
1c. MAILING ADDRESS              CITY        STATE    COUNTRY      POSTAL CODE
    47650 Westinghouse Dr.       Fremont      CA                    94539
-----------------------------------------------------------------------------
1d. S.S. OR      OPTIONAL    1e. TYPE OF  1f. ENTITY'S STATE  1g. ENTITY'S
    TAX I.D.#    ADD'NL INFO     ENTITY       OR COUNTRY OF       ORGANIZATIONAL
                 RE  ENTITY                   ORGANIZATION        I.D. #, if any
                 DEBTOR
                                                                  [ ] NONE
===============================================================================
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name
   (2a or 2b)

   2a.  ENTITY'S NAME

OR ---------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME      FIRST NAME     MIDDLE NAME        SUFFIX

------------------------------------------------------------------------------
2c. MAILING ADDRESS              CITY        STATE    COUNTRY      POSTAL CODE

------------------------------------------------------------------------------
2d. S.S. OR      OPTIONAL    2e. TYPE OF  2f. ENTITY'S STATE  2g. ENTITY'S
    TAX I.D.#    ADD'NL INFO     ENTITY       OR COUNTRY OF       ORGANIZATIONAL
                 RE ENTITY                    ORGANIZATION        I.D. #, if any
                 DEBTOR
                                                                  [ ] NONE
===============================================================================
3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
   3a.  ENTITY'S NAME
         INTERNATIONAL FINANCIAL SERVICES CORPORATION #97-054
OR ---------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME      FIRST NAME     MIDDLE NAME        SUFFIX

------------------------------------------------------------------------------
3c. MAILING ADDRESS               CITY        STATE    COUNTRY      POSTAL CODE
    1113 S. Milwaukee Ave.,     Libertyville   IL                     60048
    #303
===============================================================================
4. This FINANCING STATEMENT covers the following types or items of property:

   Stencil Printer; Including all accessories and attachments thereto.

===============================================================================

5. CHECK  [  ]     This FINANCING STATEMENT is signed by the Secured Party instead        7.  If filed in Florida (check one)
   BOX             of the Debtor to perfect a security interest (a) in collateral         [ ] Documentary     [ ] Documentary stamp
(if applicable)    already subject to a security interest in another jurisdiction             stamp tax paid      tax not applicable
                   when it was brought into this state, or when the debtor's
                   location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)

================================================================================================================================
6. REQUIRED SIGNATURE(S)                             8. [ ] This FINANCING STATEMENT is to be filed (for record) (or recorded)
       Linda K. Blake                                       in the REAL ESTATE RECORDS        Attach Addendum   (if applicable)
   --------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                     9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                        (ADDITIONAL FEE)
                                                        (Optional)     [  ] All Debtors   [  ] Debtor 1    [  ] Debtor 2
=================================================================================================================================

  GENERAL INSTRUCTIONS FOR NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS)



Please type or laser-print this form. Be sure it is completely legible. Read all Instructions.
Fill in form very carefully; mistakes may have important legal consequences. Follow Instructions completely. If you have questions, consult your attorney. Filing officer cannot give legal advice.
Do not insert anything in the open space in the upper portion of this form; it is reserved for filing officer use.
When properly commpleted, send Filing Officer Copy, with required fee, to filing officer. If you want an acknowledgment, also send Acknowledgment Copy, otherwise detach. If you want to make a search request, complete item 9 and send Search Request Copy, otherwise detach. Always detach Debtor and Secured Party Copies.
If you need to use attachments, use 8-1/2x11 inch sheets and put at the top of each additional sheet the name of the first Debtor, formatted exactly as it appears in item 1 of this form; you are encouraged to use Addendum ( Form UCC1Ad).

                              ITEM INSTRUCTIONS


1. Debtor name: Enter only one Debtor name in item 1, an entity's name (1a) or an individual's name (1b). Enter Debtor's exact full legal name. Don't abbreviate.

1a. Entity Debtor. "Entity" means an organization having a legal identity separate from its owner. A partnership is an entity; a sole proprietorship is not an entity, even if it does business under a trade name. If Debtor is a partnership, enter exact full legal name of partnership; you need not enter names of partners as additional Debtors. If Debtor is a registered entity (e.g., corporation, limited partnership, limited liability company), it is advisable to examine Debtor's current filed charter documents to determine correct name, entity type, and state of organization.

1b. Individual Debtor. "Individual" means a natural person and a sole proprietorship, whether or not operating under a trade name. Don't use prefixes (Mr., Mrs., Ms.). Use suffix box only for titles of lineage (Jr., Sr., III) and not for other suffixes or titles (e.g., M.D.). Use married woman's personal name (Mary Smith, not Mrs. John Smith). Enter individual Debtor's family name (surname) in Last Name box, first given name in First Name box, and all additional given names in Middle Name box. For both entity and individual Debtors: Don't use Debtor's trade name, D/B/A, A/K/A, F/K/A, etc. in place of Debtor's legal name; you may add such other names as additional Debtors in you wish.

1c.  An address is always required for the Debtor named in 1a or 1b.

1d. Debtor's social security or tax identification number is required in some states. Enter social security number of a sole proprietor, not tax identification number of the sole proprietorship.

1e,f,g. "Additional information re entity Debtor" is optional. It helps searchers to distinguish this Debtor from others with the same or a similar name. Type of entity and state of organization can be determined from Debtor's current filed charter documents. Organizational I.D. number, if any, is assigned by the agency where the charter document was filed; this is different from taxpayer I.D. number; this should be entered preceded by the 2-character U.S. Postal identification of state of organization (e.g., CA12345, for a California corporation whose organizational I.D. number is 12345).
Note: If Debtor is a transmitting utility as defined in applicable Commercial Code, attach Addendum (Form UCC1Ad) and check box Ad8.

2. If an additional Debtor is included, complete item 2, determined and formatted per Instruction 1. To include further additional Debtors, or one or more additional Secured Parties, attach either Addendum (Form UCC1Ad) or other additional page(s), using correct name format. Follow Instruction 1 for determining and formating additional names.

3. Enter information, determined and formatted per Instruction 1. If there is more than one Secured Party, see Instruction 2. If there has been a total assignment of the Secured Party's interest prior to filing this form, you may provide either assignor Secured Party's or assignee's name and address in item 3.
                         `
4. Use item 4 to indicate the types or describe the items of collateral. If space in item 4 is insufficient, put the entire collateral description or continuation of the collateral description on either Addendum (Form UCC1Ad) or other attached additional page(s).

5, 6. All Debtors must sign.  Under certain circumstances, Secured
     Party may sign instead of Debtor; if applicable, check box in item 5 and provide Secured Party's signature in item 6, and under certain circumstances, in some states, you must also provide additional data; use Addendum (Form UCC1Ad) or attachment to provide such additional data.

7. If filing in the state of Florida you must check one of the two boxes in item 7 to comply with documentary stamp tax requirements.

8. If the collateral consists of or includes fixtures, timber, minerals, and/or mineral-related accounts, check the box in item 8 and complete the required information on Addendum (Form UCC1Ad). If the collateral consists of or includes crops, consult applicable law of state where this Financial Statement is to be filed and complete Ad3b, and Ad4 if required, on Addendum (Form UCC1Ad) and, if required, check box in item 8.

9. Check box 9 to request Search Certificate(s) on all or some of the Debtors named in this Financing Statement. The Certificate will list all Financing Statements on file against the designated Debtor currently effective on the date of the Certificate, including this Financing Statement. There is an additional fee for each Certificate. This item is optional. If you have checked box 9, file copy 3 ( Search Request Copy) of this form together with copies 1 and 2. Not all states will honor a search request made via this form; some states require a separate request form.


                      INSTRUCTIONS RE OPTIONAL ITEMS A-D


A. To assist filing officers who might wish to communicate with filer, filer may provide information in item A. This item is optional.

B. If filer has an account with filing officer or is authorized to pay fees by means of a card (credit or debit) adn wishes to use such means of payment, check the appropriate box and enter filer's account number in item B, or, in the alternative, filer may present this information by a cover letter.

C. Complete item C if you want acknowledgment copy returned and you have presented simultaneously a carbon or other copy of this form for use as an acknowledgment copy.

D. If filer desires to use titles of lessee and lessor, or consignee and consignor, instead of Debtor and Secured Party, check the appropriate box in item D. This item is optional. If this is not a UCC security interest filing (e.g., a tax lien, judgment lien, etc.), check the appropriate box in item D, complete items 1-9 as applicable and attach any other items required under other law.

  UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC-1     REORDER FROM
                                                                 REGISTRE, INC.
                                                                 514 PIERCE ST.
                                                                 ANOKA, MN 55303
                                                                 (612) 421-1713


INSTRUCTIONS:

  1. PLEASE TYPE this form.  Fold only along perforation for mailing.

  2. Remove Secured Party and Debtor copies and send other 3 copies with interleaved carbon paper to the filing officer. Enclose filing fee.

  3. If the space provided for any item(s) on the form is inadequate the item(s) should be continued on additional sheets, preferably 5"x8" or 8"x10". Only one copy of such additional sheets need be presented to the filing officer with a set of three copies of the financing statement. Long schedules of collateral, indentures, etc., may be on any size paper that is convenient for the secured party. Indicate the number of additional sheets attached.

  4. If collateral is crops or goods which are or are to become fixtures, describe generally the real estate and give name of record owner.

  5. When a copy of the security agreement is used as a financing statement, it is requested that it be accompanied by a completed but unsigned set of these forms, without extra fee.

  6. At the time of original filing, filing officer should return third copy as an acknowledgement. At a later time, secured party may date and sign Termination Legend and use third copy as a Termination Statement.

------------------------------------------------------------------------------------------------------------------------------------
 This FINANCING STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code:     |3. Maturity date
                                                                                                                           (if any):
------------------------------------------------------------------------------------------------------------------------------------
 1.  Debtor(s) (Last Name First) and address(es)         |2.  Secured Party(ies) and address(es          |For Filing Officer (Date,
          SIGMATRON INTERNATIONAL,                       |    INTERNATIONAL FINANCIAL                    |Time, Number, and Filing
          INC.                                           |       SERVICES CORPORATION, #97-054           |Office)
          2201 Landmeier Road                            |    1113 S. Milwaukee, #303                     |
          Elk Grove Village, IL                          |    Libertyville, IL  60048                    |
Tax ID/Social Security No.                         60007 |Tax ID/Social Security No.                     |
----------------------------------------------------------------------------------------------------------
4. This financing statement covers the following types (or items) of property:                           |
                                                                                                         |
                                                                                                         |
          Stencil Printer;  Including all accessories and                                                |--------------------------
          attachments thereto.                                                                           |5. Assignee(s) of Secured
                                                                                                         |   Party and Address(es)
                                                                                                         |
                                                                                                         |
                                                                                                         |
                                                                                                         |
                                                                                                         ---------------------------





------------------------------------------------------------------------------------------------------------------------------------
 This statement is filed without the debtor's signature to perfect a security interest in collateral.  (check /X/ if so) |Filed with
                                                                                                                         |
 / / already subject to a security interest in another jurisdiction when it was brought into this state.                 |
 / / which is proceeds of the original collateral described above in which a security interest was perfected:            |
------------------------------------------------------------------------------------------------------------------------------------
 Check /X/ if covered: / / Proceeds of Collateral are also covered. / / Products of Collateral are also covered. No. of additional
 Sheets presented:
------------------------------------------------------------------------------------------------------------------------------------


 -----------------------------------------------------                          ----------------------------------------------------

By: /s/ Linda K. Blake                                                       By:
   -----------------------------------------------------                        ----------------------------------------------------
                 Signature(s) of Debtor(s)                                                 Signature(s) of Secured Party(ies)



                         STANDARD FORM - FORM UCC - 1.

(1)  Filing Officer Copy - Alphabetical